Acquisition - Summary of Pro Forma Financial Information (unaudited) (Detail) - iSheriff [Member] - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended	9 Months Ended
	Dec. 31, 2016	Dec. 31, 2016
Business Acquisition [Line Items]
Revenue	$ 48,567	$ 135,168
Net loss	$ (3,359)	$ (4,564)
Basic and diluted net loss per share	$ (0.06)	$ (0.08)
Weighted average number of ordinary shares used in computing basic and diluted net loss per share	54,949	54,625